EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of MidCap Apollo Institutional Private Lending (the “Company”) on Form 10-Q for the period ended September 30, 2025 (the “Report”), I, Tanner Powell, Chief Executive Officer of the Company, and I, Kenneth Seifert, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
To my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TANNER POWELL
Tanner Powell
Chief Executive Officer
November 10, 2025

/s/ KENNETH SEIFERT
Kenneth Seifert
Chief Financial Officer and Treasurer
November 10, 2025